UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): November 30, 2015

GREATBATCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 30, 2015, Greatbatch, Inc. (the "Company") issued a press release announcing that it has received Premarket Approval (PMA) from the United States Food & Drug Administration for its Algovita spinal cord stimulation system for the treatment of chronic pain of the trunk and limbs. Receipt of this approval reflects the Company's strategic evolution of its product offerings to include the development of complete medical devices.

A copy of the press release announcing the receipt of the approval is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated November 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2015	GREATBATCH, INC.
	By:	/s/ MICHAEL DINKINS Michael Dinkins Executive Vice President and Chief Financial Officer